UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2006

CASH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	87-0398535 (I.R.S. employer identification number)
Commission file number: 1-31955
7350 Dean Martin Drive, Suite 309
Las Vegas, Nevada 89139
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (702) 987-7169

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Cash Systems, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
     On February 21, 2006, Cash Systems, Inc. issued a press release updating prior financial guidance and information on the expected closing date for its acquisition of substantially all of the assets of Indian Gaming Services, or IGS, a division of Borrego Springs Bank. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Exhibits.
     (d) Exhibits

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release dated February 21, 2006, commenting on prior financial guidance and the expected closing date for the IGS acquisition.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cash Systems, Inc. (Registrant)
Dated: February 24, 2006	By:	/s/ MICHAEL D. RUMBOLZ
		Name:	Michael D. Rumbolz
		Title:	Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press release dated February 21, 2006, commenting on prior financial guidance and the expected closing date for the IGS acquisition.

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